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                                                                Exhibit 1.0






                               HealthExtras, Inc.

                                5,500,000 Shares

                                  Common Stock
                                ($.01 Par Value)

                             UNDERWRITING AGREEMENT







December   , 1999
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                             UNDERWRITING AGREEMENT


                                                               December __, 1999



Warburg Dillon Read LLC
PaineWebber Incorporated
Prudential Securities Incorporated
SG Cowen Securities Corporation,
as Representatives to the Several Underwriters named on Schedule A hereto


c/o Warburg Dillon Read LLC
299 Park Avenue
New York, New York  10171-0026


Ladies and Gentlemen:

          HealthExtras, Inc., a Delaware corporation (the Company), proposes to issue and sell to the underwriters named in Schedule A annexed hereto (the Underwriters) an aggregate of 5,500,000 shares (the Firm Shares) of Common Stock, $.01 par value per share (the Common Stock), of the Company. In addition, solely for the purpose of covering over-allotments, the Company proposes to grant to the Underwriters the option to purchase from the Company up to an additional 825,000 shares of Common Stock (the Additional Shares). The Firm Shares and the Additional Shares are hereinafter collectively sometimes referred to as the Shares. The Shares are described in the Prospectus which is referred to below.

          The Company hereby acknowledges that in connection with the proposed offering of the Shares, it has requested Warburg Dillon Read LLC (WDR) to administer a directed share program (the Directed Share Program) under which up to 275,000 shares of the Firm Shares to be purchased by you (the Reserved Shares) shall be reserved for sale by you at the initial public offering price to the Company's officers, directors, employees, and consultants and others having a business relationship with the Company (the Directed Share Participants) as part of the distribution of the Shares by the Underwriters, subject to the terms of this Agreement, the applicable rules, regulations and interpretations of the National Association of Securities Dealers, Inc. and all other applicable laws, rules and regulations. The number of Shares available for sale to the general public will be reduced to the extent that Directed Share Participants purchase Reserved Shares. You may offer any Reserved Shares not purchased by Directed Share
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Participants to the general public on the same basis as the other Shares being issued and sold hereunder. The Company has supplied WDR with the names, addresses and telephone numbers of the individuals or other entities which the Company has designated to be participants in the Directed Share Program. It is understood that any number of those designated to participate in the Directed Share Program may decline to do so.

          The Company has filed, in accordance with the provisions of the Securities Act of 1933, as amended, and the rules and regulations thereunder (collectively called the Act), with the Securities and Exchange Commission (the Commission) a registration statement on Form S-1 (File No. 333-83761) including a prospectus, relating to the Shares. The Company has furnished to you, for use by the Underwriters and by dealers, copies of one or more preliminary prospectuses (each thereof being herein called a Preliminary Prospectus) relating to the Shares. Except where the context otherwise requires, the registration statement, as amended when it becomes effective, including all documents filed as a part thereof, and including any information contained in a prospectus subsequently filed with the Commission pursuant to Rule 424(b) under the Act and deemed to be part of the registration statement at the time of effectiveness pursuant to Rule 430(A) under the Act, and also including any registration statement filed pursuant to Rule 462(b) under the Act, is herein called the Registration Statement, and the prospectus, in the form filed by the Company with the Commission pursuant to Rule 424(b) under the Act on or before the second business day after the date hereof (or such earlier time as may be required under the Act) or, if no such filing is required, the form of final prospectus included in the Registration Statement at the time it became effective, is herein called the Prospectus.

          As described in the Registration Statement and the Prospectus, the business of the Company is currently conducted by HealthExtras LLC, a Delaware limited liability company (LLC). Prior to the time of purchase (as defined herein), LLC will merge into HealthExtras, Inc. Through this merger, HealthExtras, Inc. will succeed to the assets, liabilities and business operations of LLC. The merger and related transactions discussed in the Registration Statement and Prospectus under the caption "Certain Transactions-Reorganizations" are collectively referred to herein as the Reorganization.

          Any certificate signed by any officer of the Company or LLC, delivered to the Representatives or counsel for the Underwriters in connection with the offering of the Shares shall be deemed to be a representation and warranty by the Company or LLC, respectively, as to matters covered thereby, to each Underwriter.

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          The Company, LLC and the Underwriters agree as follows:

          1.  Sale and Purchase.  Upon the basis of the warranties and
              -----------------
representations andsubject to the terms and conditions herein set forth, the Company agrees to sell to the respective Underwriters and each of the Underwriters, severally and not jointly, agrees to purchase from the Company the aggregate number of Firm Shares set forth opposite the name of such Underwriter in Schedule A attached hereto in each case at a purchase price of $________ per Share. The Company is advised by you that the Underwriters intend (i) to make a public offering of their respective portions of the Firm Shares as soon after the effective date of the Registration Statement as in your judgment is advisable and (ii) initially to offer the Firm Shares upon the terms set forth in the Prospectus. You may from time to time increase or decrease the public offering price after the initial public offering to such extent as you may determine.

          In addition, the Company hereby grants to the several Underwriters the option to purchase, and upon the basis of the warranties and representations and subject to the terms and conditions herein set forth, the Underwriters shall have the right to purchase, severally and not jointly, from the Company, ratably in accordance with the number of Firm Shares to be purchased by each of them, all or a portion of the Additional Shares as may be necessary to cover over-allotments made in connection with the offering of the Firm Shares, at the same purchase price per share to be paid by the Underwriters to the Company for the Firm Shares. This option may be exercised by you on behalf of the several Underwriters at any time and from time to time on or before the thirtieth day following the date hereof, by written notice to the Company. Such notice shall set forth the aggregate number of Additional Shares as to which the option is being exercised, and the date and time when the Additional Shares are to be delivered (such date and time being herein referred to as the additional time of purchase); provided, however, that the additional time of purchase shall not be
           --------  -------
earlier than the time of purchase (as defined below) nor earlier than the second business day/1/ after the date on which the option shall have been exercised nor later than the tenth business day after the date on which the option shall have been exercised. The number of Additional Shares to be sold to each Underwriter shall be the number which bears the same proportion to the aggregate number of Additional Shares being purchased as the number of Firm Shares set forth opposite the name of such Underwriter on Schedule A hereto bears to the total number of Firm Shares (subject, in each case, to such adjustment as you may determine to eliminate fractional shares).


/1/ As used herein "business day" shall mean a day on which the New York Stock Exchange is open for trading.

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          2.  Payment and Delivery.  Payment of the purchase price for the Firm
              --------------------
Shares shall be made to the Company by Federal Funds wire transfer, against delivery of the certificates for the Firm Shares to you through the facilities of the Depository Trust Company (DTC) for the respective accounts of the Underwriters. Such payment and delivery shall be made at 10:00 A.M., New York City time, on ___________, 1999 (unless another time shall be agreed to by you and the Company or unless postponed in accordance with the provisions of Section 8 hereof). The time at which such payment and delivery are actually made is hereinafter sometimes called the time of purchase. Certificates for the Firm Shares shall be delivered to you in definitive form in such names and in such denominations as you shall specify on the second business day preceding the time of purchase. For the purpose of expediting the checking of the certificates for the Firm Shares by you, the Company agrees to make such certificates available to you for such purpose at least one full business day preceding the time of purchase.

          Payment of the purchase price for the Additional Shares shall be made at the additional time of purchase in the same manner and at the same office as the payment for the Firm Shares. Certificates for the Additional Shares shall be delivered to you in definitive form in such names and in such denominations as you shall specify no later than the second business day preceding the additional time of purchase. For the purpose of expediting the checking of the certificates for the Additional Shares by you, the Company agrees to make such certificates available to you for such purpose at least one full business day preceding the additional time of purchase.

          Deliveries of the documents described in Section 6 below with respect to the purchase of the Shares shall be made at the offices of Dewey Ballantine LLP, 1301 Avenue of the Americas, New York, New York at 9:00 a.m., New York time, on the date of the closing of the purchase of the Firm Shares or the Additional Shares, as the case may be.

          3.  Representations and Warranties.  The Company and LLC represent
              ------------------------------
and warrant to each of the Underwriters that:

          (a) the Company has not received, and has no notice of, any order of the Commission preventing or suspending the use of any Preliminary Prospectus, or instituting proceedings for that purpose, and each Preliminary Prospectus, at the time of filing thereof, conformed in all material respects to the requirements of the Act; and when the Registration Statement became or becomes effective, the Registration Statement and the Prospectus complied or will comply fully in all material respects with the provisions of the Act, and the Registration Statement did not or will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading, and the Prospectus did not or will not contain an untrue statement of a material fact or omit to state a

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     material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading and the Prospectus, any Preliminary Prospectus and any supplement thereto or prospectus wrapper prepared in connection therewith, at their respective times of issuance and at the time of closing, complied and will comply in all material respects with any applicable laws or regulations of jurisdictions in which the Prospectus and such preliminary prospectus, as amended or supplemented, if applicable, are distributed in connection with the offer and sale of Reserved Shares, provided, however,
                                                            --------  -------
     that the Company makes no warranty or representation with respect to any statement contained in the Registration Statement or the Prospectus in reliance upon and in conformity with information concerning the Underwriters and furnished in writing by or on behalf of any Underwriter through you to the Company expressly for use in the Registration Statement or the Prospectus; and the Company has not distributed directly or indirectly any offering material in connection with the offering or sale of the Shares other than the Registration Statement, the Preliminary Prospectus, the Prospectus or any other materials, if any, permitted by the Act;

          (b) as of the date of this Agreement and after giving pro forma effect to the Reorganization, the Company has authorized and outstanding capital stock as set forth under the heading entitled "Pro Forma" in the section of the Registration Statement and the Prospectus entitled "Capitalization" and, as of the time of purchase, and assuming the receipt and application of the net proceeds as described under the section of the Registration Statement and the Prospectus entitled "Use of Proceeds," the Company shall have an authorized and outstanding capital stock as set forth under the heading entitled "As Adjusted" in the section of the Registration Statement and the Prospectus entitled "Capitalization"; all of the shares of capital stock including Common Stock of the Company to be issued and outstanding upon completion of the Reorganization will be duly and validly authorized and issued, fully paid and non-assessable, will have been issued in compliance with all federal and state securities laws and will not have been issued in violation of any preemptive right, resale right, right of first refusal or similar right;

          (c) each of the Company and LLC has been duly organized and is validly existing as a corporation (in the case of the Company) or limited liability company (in the case of LLC) and is in good standing under the laws of the State

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     of Delaware, with full power and authority to own, lease and operate its properties and conduct its business as described in the Registration Statement;

          (d) each of the Company and LLC is, and upon completion of the Reorganization the Company will be, duly qualified to do business as a foreign corporation (in the case of the Company) or limited liability company (in the case of LLC) and is in good standing in each jurisdiction in which the ownership or leasing of its properties or the conduct of its business requires such qualification, except where the failure to so qualify would not have a material adverse effect on the business, prospects, properties, condition (financial or otherwise) or results of operation of the Company or LLC (a "Material Adverse Effect"). Neither the Company nor LLC has any subsidiaries (as defined in the Act); neither the Company nor LLC owns, directly or indirectly, any shares of stock or any other equity or long-term debt securities of any corporation or has any equity interest in any firm, partnership, limited liability company, joint venture, association or other entity except as set forth in the Registration Statement and the Prospectus; complete and correct copies of the certificate of incorporation and bylaws or other organizational documents of the Company and LLC and all amendments thereto have been delivered to you, and except as set forth in the exhibits to the Registration Statement no changes therein will be made subsequent to the date hereof and prior to the time of purchase or, if later, the additional time of purchase.

          (e) neither the Company nor LLC is in breach of, or in default under (and no event has occurred which with notice, lapse of time, or both would result in any breach of, or constitute a default under), its charter or by-laws or other organizational documents or in the performance or observance of any obligation, agreement, covenant or condition contained in any indenture, mortgage, deed of trust, bank loan or credit agreement or other evidence of indebtedness, or any lease, contract or other agreement or instrument to which the Company or LLC is a party or by which it or any of its properties is bound, and the consummation of the Reorganization, the execution, delivery and performance of this Agreement, the issuance and sale of the Shares contemplated hereby and by the Registration Statement will not conflict with, or result in any breach of or constitute a default under (nor constitute any event which with notice, lapse of time, or both would result in any breach of, or constitute a default under), any provisions of the charter or by-laws or other organizational documents of the Company or LLC or under any provision of any license, permit, franchise, indenture, mortgage, deed of trust, bank loan or credit agreement or other evidence of indebtedness, or any lease, contract or other agreement or instrument to which the Company or LLC is a party or by which either of them or

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     their respective properties may be bound or affected, or under any federal, state, local or foreign law, regulation or rule or any decree, judgment or order applicable to the Company or LLC;

          (f) this Agreement has been duly authorized, executed and delivered by each of the Company and LLC and is a legal, valid and binding agreement of the Company and LLC, enforceable in accordance with its terms;

          (g) the capital stock of the Company, including the Shares, conforms in all material respects to the description thereof contained in the Registration Statement and Prospectus, the certificates for the Shares are in due and proper form and the holders of the Shares will not be subject to personal liability by reason of being such holders;

          (h) the Shares have been duly and validly authorized and, when issued and delivered against payment therefor as provided herein, will be duly and validly issued, fully paid and non-assessable;

          (i) no approval, authorization, consent or order of or filing with any national, state or local governmental or regulatory commission, board, body, authority or agency is required in connection with the consummation of the Reorganization, the execution, delivery and performance of this Agreement, the issuance and sale of the Shares contemplated hereby and by the Registration Statement, other than registration of the Shares under the Act, which has been or will be effected by the Company, and any necessary qualification under the securities or blue sky laws of the various jurisdictions in which the Shares are being offered by the Underwriters or under the rules and regulations of the National Association of Securities Dealers, Inc. (NASD);

          (j) no person has the right, contractual or otherwise, to cause the Company or LLC to issue to it, or register pursuant to the Act, any shares of capital stock or other equity or membership interests upon the issuance and sale of the Shares to the Underwriters hereunder, nor does any person have preemptive rights, co-sale rights, rights of first refusal or other rights to purchase any of the Shares. Except as set forth in the Registration Statement and the Prospectus: (i) no person has the right, contractual or otherwise, to cause the Company or LLC to issue to it, or register pursuant to the Act, any shares of capital stock or other equity or membership interests; and (ii) no person has any preemptive rights, co-sale rights, rights of first refusal or other rights to purchase any shares of Common Stock of the Company.

          (k) PricewaterhouseCoopers LLP, whose report on the balance sheets of the Company and reports on the consolidated financial statements of LLC are filed with the Commission as part of the Registration Statement and Prospectus, are independent public accountants as required by the Act;

          (l) each of the Company and LLC has, and upon completion of the Reorganization the Company will have, all necessary licenses, permits, franchises, authorizations, consents and approvals, and made all necessary filings required under any federal, state, local or foreign law, regulation or rule, and has obtained all necessary authorizations, consents and approvals from other persons, in order to conduct its business; neither the Company nor LLC is in violation of, or in default under, any such license, permit, franchise, authorization, consent or approval or any federal, state, local or foreign law, regulation or rule or any decree, order or judgment applicable to the Company or LLC, as the case may be, the effect of which could have a Material Adverse Effect;

          (m) all statutes and regulations and all contracts, leases or documents required to be described in the Registration Statement or the Prospectus or to be filed as an exhibit to the Registration Statement have been so described or filed as required;

          (n) there are no private or governmental actions, suits, claims, investigations or proceedings pending, threatened or, to the knowledge of the Company or LLC, contemplated, to which the Company or LLC or any of their respective officers is subject or of which any of their respective properties is subject, whether at law, in equity or before or by any federal, state, local or foreign governmental or regulatory commission, board, body, authority or agency;

          (o) the audited balance sheet of the Company included in the Registration Statement and the Prospectus presents fairly the financial position of the Company as of the date indicated; the audited financial statements of LLC included in the Registration Statement and the Prospectus present fairly the combined financial position of LLC as of the dates indicated and the combined results of operations and cash flows of LLC for the periods specified; all such financial statements have been prepared in conformity with generally accepted accounting principles applied on a consistent basis during the periods involved; the pro forma financial data included in the Registration Statement and the Prospectus comply as to form in all material respects with the applicable accounting requirements of Regulation S-X of the Securities Act, and the pro forma adjustments have been properly applied to the historical amounts in the

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     compilation of those statements; and the other financial and statistical data set forth in the Registration Statement and the Prospectus are accurately presented and prepared on a basis consistent with such financial statements and the books and records of the Company or LLC, as the case may be;

          (p) subsequent to the respective dates as of which information is given in the Registration Statement and the Prospectus, there has not been
     (i) any material adverse change, or any development involving a prospective material adverse change, in the business, prospects, properties, condition (financial or otherwise) or results of operations of the Company or LLC,
     (ii) any transaction which is material to the Company or LLC, (iii) the incurrence by the Company or LLC of any obligation, direct or contingent, which is material to the Company or LLC, (iv) any change in the capital stock or other equity or membership interest or outstanding indebtedness of the Company or LLC or (v) any dividend or distribution of any kind declared, paid or made on the capital stock or other equity or membership interest of the Company or LLC. Neither the Company nor LLC has any material contingent obligations which are not disclosed in the Registration Statement;

          (q) Each of the Company and LLC has good and marketable title to all property (real and personal) described in the Prospectus as being owned by it, free and clear of all liens, claims, security interests or other encumbrances except such as are described in the Registration Statement and the Prospectus. All the property described in the Prospectus as being held under lease by the Company or LLC is held thereby under valid, subsisting and enforceable leases;

          (r) Each of the Company and LLC is insured by insurers of recognized financial responsibility against such losses and risks and in such amount as are customary in the business in which it is engaged. All policies of insurance insuring the Company or LLC or any of their respective businesses, assets, employees, officers and directors are in full force and effect, and the Company and LLC are in compliance with the terms of such policies in all material respects. There are no claims by the Company or LLC under any such policy or instrument as to which any insurance company is denying liability or defending under a reservation of rights clause;

          (s) neither the Company nor LLC has either sent or received any notice of termination of any of the contracts or agreements referred to or described in, or filed as an exhibit to, the Registration Statement, and no such termination has been threatened by the Company, LLC or any other party to any such contract or agreement;

          (t) Each of the Company and LLC maintains a system of internal accounting controls sufficient to provide reasonable assurances that (i) transactions are executed in accordance with management's general or specific authorization; (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain accountability for assets;
     (iii) access to assets is permitted only in accordance with management's general or specific authorization; and (iv) the recorded accountability for assets is compared with existing assets at reasonable intervals and appropriate action is taken with respect to any differences;

          (u) Each of the Company and LLC has filed all federal, state, local and foreign tax returns and tax forms required to be filed. Such returns and forms are complete and correct in all material respects, and all taxes shown by such returns or otherwise assessed that are due or payable have been paid, except such taxes as are being contested in good faith and as to which adequate reserves have been provided. All payroll withholdings required to be made by the Company or LLC with respect to employees have been made. The charges, accruals and reserves on the books of the Company and LLC in respect of any tax liability for any year not finally determined are adequate to meet any assessments or reassessments for additional taxes. There have been no tax deficiencies asserted and, to the knowledge of the Company and LLC, no tax deficiency might be reasonably asserted or threatened against the Company or LLC that could, individually or in the aggregate, have a Material Adverse Effect;

          (v) the Company has obtained the agreement of each of its officers and stockholders with the Underwriters not to sell, offer to sell, contract to sell, hypothecate, grant any option to sell or otherwise dispose of, directly or indirectly, any shares of Common Stock or securities convertible into or exchangeable for Common Stock or warrants or other rights to purchase Common Stock for a period of 180 days after the date of the Prospectus; and

          (w) neither the Company nor LLC is, and, after giving effect to the Reorganization, the offering and sale of the Shares, the Company will not be, an "investment company" or a "promoter," "principal underwriter" for or an entity "controlled" by an "investment company," as such terms are defined in the Investment Company Act of 1940, as amended (the "Investment Company Act").

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          4.  Certain Covenants. Each of the Company and LLC hereby agrees:
              -----------------
          (a) to furnish such information as may be required and otherwise to cooperate in qualifying the Shares for offering and sale under the securities or blue sky laws of such states as you may designate and to maintain such qualifications in effect so long as required for the distribution of the Shares; provided that the Company shall not be required to qualify as a foreign corporation or to consent to the service of process under the laws of any such state (except service of process with respect to the offering and sale of the Shares); and to promptly advise you of the receipt of any notification with respect to the suspension of the qualification of the Shares for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose;

          (b) to make available to the Underwriters in New York City, as soon as practicable after the Registration Statement becomes effective, and thereafter from time to time to furnish to the Underwriters, as many copies of the Prospectus (or of the Prospectus as amended or supplemented if the Company shall have made any amendments or supplements thereto after the effective date of the Registration Statement) as the Underwriters may request for the purposes contemplated by the Act; in case any Underwriter is required to deliver a prospectus beyond the nine-month period referred to in Section 10(a)(3) of the Act in connection with the sale of the Shares, the Company will prepare promptly upon request and at its cost such amendment or amendments to the Registration Statement and such prospectuses as may be necessary to permit compliance with the requirements of Section 10(a)(3) of the Act;

          (c) to advise you promptly and (if requested by you) to confirm such advice in writing, (i) when the Registration Statement has become effective and when any post-effective amendment thereto becomes effective and (ii) if Rule 430A under the Act is used, when the Prospectus is filed with the Commission pursuant to Rule 424(b) under the Act (which the Company agrees to file in a timely manner under such Rules);

          (d) to advise you promptly, confirming such advice in writing, of any request by the Commission for amendments or supplements to the Registration Statement or Prospectus or for additional information with respect thereto, or of notice of institution of proceedings for, or the entry of a stop order suspending the effectiveness of the Registration Statement and, if the Commission should enter a stop order suspending the effectiveness of the Registration Statement, to use its best efforts to obtain the lifting or removal of such order as soon as possible; to advise you promptly of any proposal to amend or supplement the

     Registration Statement or Prospectus and to file no such amendment or supplement to which you shall object in writing;

          (e) subject to Section 4(o) hereof, to file promptly all reports and any definitive proxy or information statement required to be filed by the Company with the Commission in order to comply with the Exchange Act subsequent to the date of the Prospectus and for so long as the delivery of a prospectus is required in connection with the offering or sale of the shares, and to promptly notify you of such filing;

          (f) if necessary or appropriate, to file in a timely fashion a registration statement pursuant to Rule 462(b) under the Act;

          (g) to furnish to you and, upon request, to each of the other Underwriters for a period of five years from the date of this Agreement (i) copies of any reports or other communications which the Company shall send to its stockholders or shall from time to time publish or publicly disseminate, (ii) copies of all annual, quarterly and current reports filed with the Commission on Forms 10-K, 10-Q and 8-K, or such other similar form as may be designated by the Commission, (iii) copies of documents or reports filed with any national securities exchange on which any class of securities of the Company is listed, and (iv) such other information as you may reasonably request regarding the Company or its subsidiaries, in each case as soon as such communications, documents or information becomes available;

          (h) to advise the Underwriters promptly of the happening of any event known to the Company or LLC within the time during which a Prospectus relating to the Shares is required to be delivered under the Act which would require the making of any change in the Prospectus then being used so that the Prospectus would not include an untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they are made, not misleading, and, during such time, to prepare and furnish promptly to the underwriters, at no expense to the Underwriters, such amendments or supplements to such Prospectus as may be necessary to reflect any such change and to furnish you a copy of such proposed amendment or supplement before filing any such amendment or supplement with the Commission;

          (i) to make generally available to its security holders, and to deliver to you, as soon as practicable an earnings statement of the Company (which will satisfy the provisions of Section 11(a) of the Act) covering a period of twelve months beginning after the effective date of the Registration Statement (as defined in Rule 158(c) of the Act) and ending not later than 15 months thereafter;

          (j) to furnish to its shareholders as soon as practicable after the end of each fiscal year an annual report (including a balance sheet and statements of income, shareholders' equity and of cash flow of the Company for such fiscal year, accompanied by a copy of the certificate or report thereon of nationally recognized independent certified public accountants);

          (k) to furnish to you four conformed copies of the Registration Statement, as initially filed with the Commission, and of all amendments thereto including all exhibits thereto) and sufficient conformed copies of the foregoing (other than exhibits) for distribution of a copy to each of the other Underwriters;

          (l) to furnish to you as early as practicable prior to the time of purchase and the additional time of purchase, as the case may be, but not later than two business days prior thereto, a copy of the latest available quarterly (if available) or monthly unaudited interim consolidated financial statements, if any, of the Company and of LLC, which have been read by the Company's independent certified public accountants, as stated in their letter to be furnished pursuant to Section 6(b) hereof;

          (m) to apply the net proceeds from the sale of the Shares in the manner set forth under the caption "Use of Proceeds" in the Prospectus;

          (n) to pay all costs, expenses, fees and taxes (other than any transfer taxes and fees and disbursements of counsel for the Underwriters except as set forth under Section 5 hereof and (iii), (iv) and (vi) below) in connection with (i) the preparation and filing of the Registration Statement, each Preliminary Prospectus, the Prospectus, and any amendments or supplements thereto, and the printing and furnishing of copies of each thereof to the Underwriters and to dealers (including costs of mailing and shipment), (ii) the registration, issue, sale and delivery of the Shares,
     (iii) the producing, word processing and/or printing of this Agreement, any Agreement Among Underwriters, any dealer agreements, any Powers of Attorney and any closing documents (including compilations thereof) and the reproduction and/or printing and furnishing of copies of each thereof to the Underwriters and (except closing documents) to dealers (including costs of mailing and shipment), (iv) the qualification of the Shares for offering and sale under state laws and the determination of their eligibility for investment under state law as aforesaid (including the legal fees and filing fees and other disbursements of counsel for the Underwriters) and the printing and furnishing of copies of any blue sky surveys or legal investment surveys to the Underwriters and to dealers, (v) any listing of the Shares on any securities exchange or qualification of the Shares for quotation on NASDAQ and any registration thereof under the Exchange Act, (vi) any filing for review of the public offering of the Shares by the NASD, including the associated fees and disbursements of counsel for the Underwriters, and
     (vii) the performance of the Company's and LLC's other obligations hereunder;

          (o) to furnish to you, before filing with the Commission subsequent to the effective date of the Registration Statement and during the period referred to in paragraph (h) above, a copy of any document proposed to be filed pursuant to Section 13, 14 or 15(d) of the Exchange Act;

          (p) not to sell, offer or agree to sell, contract to sell, grant any option to sell or otherwise dispose of, directly or indirectly, any shares of Common Stock or securities convertible into or exchangeable or exercisable for Common Stock or warrants or other rights to purchase Common Stock or any other shares of the Company that are substantially similar to Common Stock or permit the registration under the Act of any shares of Common Stock for a period of 180 days after the date hereof (the "Lock-up Period"), without the prior written consent of Warburg Dillon Read LLC
     (WDR), except for (i) the registration of the Shares and the sales to the Underwriters pursuant to this Agreement, (ii) the issuance in connection with the Reorganization, as described in the Registration Statement and the Prospectus, of Common Stock and rights to purchase Common Stock to persons who have entered into lock-up agreements with the Underwriters as contemplated by Section 3(v) hereof and (iii) the grant of options to purchase Common Stock disclosed in the Registration Statement and the Prospectus as to be outstanding, granted to officers of the Company and not exercisable prior to the expiration of the Lock-up Period;

          (q) to use their best efforts to cause the Common Stock to be listed for quotation on the National Association of Securities Dealers Automated Quotation National Market System ("NASDAQ"); and

          (r) to effect the Reorganization and implement all attendant agreements and activities, on the terms set forth and as otherwise described in the Registration Statement.

          5.  Reimbursement of Underwriters' Expenses.  The Company and LLC
              ---------------------------------------
     agree, jointly and severally, that if the Shares are not delivered for any reason other than the termination of this Agreement pursuant to the first two paragraphs of Section 8 hereof or the default by one or more of the Underwriters in its or their respective obligations hereunder, they shall, in addition to paying the amounts described in Section 4(n) hereof, reimburse the Underwriters for all of the out-of-pocket accountable expenses actually incurred by the Underwriters, including the fees and disbursements of their counsel.

          6.  Conditions of Underwriters' Obligations.  The several obligations
              ---------------------------------------
of the Underwriters hereunder are subject to the accuracy of the representations and warranties on the part of the Company and LLC on the date hereof and at the time of purchase (and the several obligations of the Underwriters at the additional time of purchase are subject to the accuracy of the representations and warranties on the part of the Company and LLC on the date hereof and at the time of purchase (unless previously waived) and at the additional time of purchase, as the case may be), the performance by the Company and LLC of their obligations hereunder and to the following additional conditions precedent:

          (a) The Company shall furnish to you at the time of purchase and at the additional time of purchase, as the case may be, an opinion of Muldoon, Murphy & Faucette LLP, counsel for the Company and LLC, addressed to the Underwriters, and dated the time of purchase or the additional time of purchase, as the case may be, with reproduced copies for each of the other Underwriters and in form satisfactory to Dewey Ballantine LLP, counsel for the Underwriters, stating that:

               (i) the Company has been duly organized and is validly existing as a corporation and is in good standing under the laws of the State of Delaware, with full power and authority to own, lease and operate its properties and conduct its business as described in the Registration Statement and the Prospectus, to execute and deliver this Agreement, to complete the Reorganization and to issue, sell and deliver the Shares as herein contemplated;

               (ii) LLC, immediately prior to the Reorganization, was duly organized and validly existing as a limited liability company and was in good standing under the laws of the State of Delaware, with full power and authority to own, lease and operate its properties and conduct its business as described in the Registration Statement and the Prospectus, to execute and deliver this Agreement and to complete the Reorganization;

               (iii) the Company is, and LLC immediately prior to the Reorganization was, duly qualified to do business as a foreign corporation

     (in the case of the Company) or limited liability company (in the case of LLC) and in good standing in each jurisdiction in which the ownership or leasing of its properties or the conduct of its business requires such qualification, except where the failure to so qualify would not have a Material Adverse Effect;

               (iv) this Agreement has been duly authorized, executed and delivered by each of the Company and LLC;

               (v) the Shares have been duly authorized and, when issued and delivered to and paid for by the Underwriters, will be validly issued, fully paid and non-assessable;

               (vi) the Company has authorized and outstanding shares of capital stock as set forth in the Registration Statement and the Prospectus; giving effect to the Reorganization, the outstanding shares of capital stock of the Company have been duly and validly authorized and issued and are fully paid, nonassessable and free of statutory and, to such counsel's knowledge, contractual preemptive rights, resale rights, rights of first refusal and similar rights, except as set forth in the Prospectus and the Registration Statement; the Shares when issued will be free of statutory and, to such counsel's knowledge, contractual preemptive rights; the certificates for the Shares are in due and proper form and the holders of the Shares will not be subject to personal liability by reason of being such holders;

               (vii) the capital stock of the Company, including the Shares, conforms to the description thereof contained in the Registration Statement and Prospectus;

               (viii) the Registration Statement and the Prospectus (except as to the financial statements and schedules and other financial and statistical data contained therein, as to which such counsel need express no opinion) comply as to form in all material respects with the requirements of the Act;

               (ix) such counsel has been informed by the staff of the Commission that the Registration Statement has become effective under the Act and, to such counsel's knowledge, no stop order proceedings with respect thereto are pending or threatened under the Act and any required filing of the Prospectus, and any supplement thereto pursuant to Rule 424 under the Act has been made in the manner and within the time period required by such Rule 424;

               (x) no approval, authorization, consent or order of or filing with any national, state or local governmental or regulatory commission, board, body, authority or agency is required in connection with the completion of the Reorganization, the execution, delivery and performance of this Agreement, the issuance and sale of the Shares and the consummation of the transactions contemplated hereby and by the Registration Statement, other than registration of the Shares under the Act and other than any necessary qualification under the state securities or blue sky laws of the various jurisdictions in which the Shares are being offered by the Underwriters, as to which such qualification such counsel need express no opinion);

               (xi) the completion of the Reorganization, the execution, delivery and performance of this Agreement by the Company and LLC, the issuance and sale of the Shares contemplated hereby and by the Registration Statement do not and will not conflict with, or result in any breach of, or constitute a default under (nor constitute any event which with notice, lapse of time, or both, would result in any breach of, or constitute a default under), any provisions of the charter or by-laws or other organizational documents of the Company or LLC or under any provision of any license, permit, franchise, indenture, mortgage, deed of trust, bank loan or credit agreement or other evidence of indebtedness, or any lease, contract or other agreement or instrument to which the Company or LLC is a party or by which either of them or their respective properties may be bound or affected that is filed as an exhibit to the Registration Statement or is otherwise known to such counsel, or under any federal, state, local or foreign law, regulation or rule or any decree, judgment or order applicable to the Company or LLC;

               (xii) to such counsel's knowledge, neither the Company is, nor LLC immediately prior to the Reorganization was, in violation of its charter or by-laws, and neither the Company is nor LLC immediately prior to the Reorganization was, in breach of nor in default under (nor has any event occurred which with notice, lapse of time, or both would result in any breach of, or constitute a default under), any license, permit, franchise, indenture, mortgage, deed of trust, bank loan or credit agreement or other evidence of indebtedness, or any lease, contract or other agreement or instrument to which the Company or LLC is or was a party or by which either of them or their respective properties may be bound or affected or in violation of any federal, state, local or foreign law, regulation or rule or any decree, judgment or order applicable to the Company or LLC;

               (xiii) to such counsel's knowledge, there are no contracts, licenses, agreements, leases or documents of a character which are required to be filed as exhibits to the Registration Statement or to be summarized or described in the Prospectus which have not been so filed, summarized or described;

               (xiv) to such counsel's knowledge, there are no private or governmental actions, suits, claims, investigations or proceedings pending, threatened or contemplated to which the Company or LLC or any of their respective officers is subject or of which any of their respective properties is subject, whether at law, in equity or before or by any federal, state, local or foreign governmental or regulatory commission, board, body, authority or agency;

               (xv) neither the Company nor LLC is, and after giving effect to the Reorganization and the offering and sale of the Shares, the Company will not be, an "investment company," or a "promoter," "principal underwriter" for or an entity controlled by an "investment company," as such terms are defined in the Investment Company Act;

               (xvi) the statements in the Registration Statement and Prospectus, insofar as they are descriptions of contracts, agreements or other legal documents, or refer to statements of law or legal conclusions, are accurate in all material respects and present fairly the information required to be shown;

     In addition, such counsel shall state that it has participated in conferences with officers and other representatives of the Company and LLC, representatives of the independent public accountants of the Company and LLC and representatives of the Underwriters at which the contents of the Registration Statement and Prospectus were discussed and, although such counsel is not passing upon and does not assume responsibility for the accuracy, completeness or fairness of the statements contained in the Registration Statement or Prospectus (except as and to the extent stated in subparagraphs (vi) and (vii) above), on the basis of the foregoing nothing has come to the attention of such counsel that causes them to believe that the Registration Statement or any amendment thereto at the time such Registration Statement or amendment became effective contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading, or that the Prospectus or any supplement thereto at the date of such Prospectus or such supplement, and at all times up to and including the time of purchase or additional time of purchase, as the case may be, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading (it being understood that such counsel need express no opinion with respect to the financial statements and schedules and other financial and statistical data included in the Registration Statement or Prospectus).



               (b) You shall have received from PricewaterhouseCoopers LLP, letters dated, respectively, the date of this Agreement and the time of purchase and additional time of purchase, as the case may be, and addressed to the Underwriters (with reproduced copies for each of the Underwriters) in the forms heretofore approved by Dewey Ballantine LLP, counsel for the Underwriters.

               (c) You shall have received at the time of purchase and at the additional time of purchase, as the case may be, the favorable opinion of Dewey Ballantine LLP, counsel for the Underwriters, dated the time of purchase or the additional time of purchase, as the case may be, with respect to the issuance and sale of the Shares by the Company, the Registration Statement, the Prospectus (together with any supplement thereto) and other related matters as the Underwriters may require.

               (d) No amendment or supplement to the Registration Statement or Prospectus shall be filed prior to the time the Registration Statement becomes effective to which you object in writing.

               (e) The Registration Statement shall become effective, or if Rule 430A under the Act is used, the Prospectus shall have been filed with the Commission pursuant to Rule 424(b) under the Act, at or before 5:30 P.M., New York City time, on the date of this Agreement, unless a later time (but not later than 5:30 P.M., New York City time, on the second full business day after the date of this Agreement) shall be agreed to by the Company and you in writing or by telephone, confirmed in writing; provided, however, that the
                                                    --------  -------
     Company and you and any group of Underwriters, including you, who have agreed hereunder to purchase in the aggregate at least 50% of the Firm Shares may from time to time agree on a later date.

               (f) Prior to the time of purchase or the additional time of purchase, as the case may be, (i) no stop order with respect to the effectiveness of the Registration Statement shall have been issued under the Act or proceedings initiated under Section 8(d) or 8(e) of the Act;
     (ii) the Registration Statement and all amendments thereto, or modifications thereof, if any, shall not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; and
     (iii) the Prospectus and all amendments or supplements thereto, or modifications thereof, if any, shall not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they are made, not misleading.

               (g) Between the time of execution of this Agreement and the time of purchase or the additional time of purchase, as the case may be,
     (i) no material and unfavorable change, or any development involving a prospective material and adverse change, financial or otherwise (other than as specifically identified in the Registration Statement and Prospectus), in the business, prospects, properties, condition or results of operations of the Company or LLC shall occur or become known and (ii) no transaction which is material and unfavorable to the Company or LLC shall have been entered into by the Company or LLC.


               (h) The Company will, at the time of purchase or additional time of purchase, as the case may be, deliver to you a certificate of its President and its Chief Financial Officer to the effect that the representations and warranties of the Company and LLC as set forth in this Agreement are true and correct as of each such date, that the Company and LLC have performed such of their obligations under this Agreement as are to be performed at or before the time of purchase and at or before the additional time of purchase, as the case may be, and the conditions set forth in paragraphs (e), (f) and (g) of this Section 6 have been met.

               (i) You shall have received signed letters, dated the date of this Agreement, from each of the officers of the Company and all stockholders of the

     Company agreeing with the Underwriters that such persons will not sell, offer or agree to sell, contract to sell, grant any option to sell or otherwise dispose of, directly or indirectly, any shares of Common Stock of the Company or securities convertible into or exchangeable or exercisable for Common Stock or warrants or other rights to purchase Common Stock or any other securities of the Company that are substantially similar to the Common Stock for a period of 180 days after the date of the Prospectus without WDR's prior written consent.

               (k) The Company and LLC shall have furnished to you such other documents and certificates as to the accuracy and completeness of any statement in the Registration Statement and the Prospectus as of the time of purchase and the additional time of purchase, as the case may be, as you may reasonably request.

               (l) The Shares shall have been approved for listing for quotation on NASDAQ, subject only to notice of issuance at or prior to the time of purchase or the additional time of purchase, as the case may be.

               (m) The Reorganization shall have occurred on the terms set forth and as otherwise described in the Registration Statement.

               7.  Effective Date of Agreement; Termination.  This Agreement
                   ----------------------------------------
shall become effective (i) if Rule 430A under the Act is not used, when you shall have received notification of the effectiveness of the Registration Statement, or (ii) if Rule 430A under the Act is used, when the parties hereto have executed and delivered this Agreement.

               The obligations of the several Underwriters hereunder shall be subject to termination in the absolute discretion of you or any group of Underwriters (which may include you) which has agreed to purchase in the aggregate at least 50% of the Firm Shares, if, since the time of execution of this Agreement or the respective dates as of which information is given in the Registration Statement and Prospectus, there has been any material adverse and unfavorable change, or any development involving a prospective material adverse change, financial or otherwise (other than as specifically identified in the Registration Statement and Prospectus), in the business, prospects, properties, condition or results of operations of the Company or LLC which would, in your judgment or in the judgment of such group of Underwriters, make it impracticable to market the Shares, or, if, at any time prior to the time of purchase or, with respect to the purchase of any Additional Shares, the additional time of purchase, as the case may be, trading in securities on the New York Stock Exchange, the American Stock Exchange or the Nasdaq National Market shall have been suspended or limitations or minimum prices shall have been established on the New York Stock Exchange, the American Stock Exchange or the Nasdaq National Market, or if a banking moratorium shall have been declared either by the United States or New York State authorities, or if the United States shall have declared war in accordance with its constitutional processes or there shall have occurred any material outbreak or escalation of hostilities or other national or international calamity or crisis of such magnitude in its effect on the financial markets of the United States as, in your judgment or in the judgment of such group of Underwriters, to make it impracticable to market the Shares.

               If you or any group of Underwriters elects to terminate this Agreement as provided in this Section 7, the Company and each other Underwriter shall be notified promptly by letter or telegram.

               If the sale to the Underwriters of the Shares, as contemplated by this Agreement, is not carried out by the Underwriters for any reason permitted under this Agreement or if such sale is not carried out because the Company or LLC shall be unable to comply with any of the terms of this Agreement, neither the Company nor LLC shall be under any obligation or liability under this Agreement (except to the extent provided in Sections 4(n), 5 and 9 hereof), and the Underwriters shall be under no obligation or liability to the Company or LLC under this Agreement (except to the extent provided in Section 9 hereof) or to one another hereunder.

               8.     Increase in Underwriters' Commitments.  Subject to
                      -------------------------------------
Sections 6 and 7, if any Underwriter shall default in its obligation to take up and pay for the Firm Shares to be purchased by it hereunder (otherwise than for a reason sufficient to justify the termination of this Agreement under the provisions of Section 7 hereof) and if the number of Firm Shares which all Underwriters so defaulting shall have agreed but failed to take up and pay for does not exceed 10% of the total number of Firm Shares, the non-defaulting Underwriters shall take up and pay for (in addition to the aggregate number of Firm Shares they are obligated to purchase pursuant to Section 1 hereof) the number of Firm Shares agreed to be purchased by all such defaulting Underwriters, as hereinafter provided. Such Shares shall be taken up and paid for by such non-defaulting Underwriter or Underwriters in such amount or amounts as you may designate with the consent of each Underwriter so designated or, in the event no such designation is made, such Shares shall be taken up and paid for by all non-defaulting Underwriters pro rata in proportion to the aggregate number of Firm Shares set opposite the names of such non-defaulting Underwriters in Schedule A.

               Without relieving any defaulting Underwriter from its obligations hereunder, the Company agrees with the non-defaulting Underwriters that it will not sell any Firm Shares hereunder unless all of the Firm Shares are purchased by the

Underwriters (or by substituted Underwriters selected by you with the approval of the Company or selected by the Company with your approval).

               If a new Underwriter or Underwriters are substituted by the Underwriters or by the Company for a defaulting Underwriter or Underwriters in accordance with the foregoing provision, the Company or you shall have the right to postpone the time of purchase for a period not exceeding five business days in order that any necessary changes in the Registration Statement and Prospectus and other documents may be effected.

               The term Underwriter as used in this Agreement shall refer to and include any Underwriter substituted under this Section 8 with like effect as if such substituted Underwriter had originally been named in Schedule A.

               If the aggregate number of Shares which the defaulting Underwriter or Underwriters agreed to purchase exceeds 10% of the total number of Shares which all Underwriters agreed to purchase hereunder, and if neither the non-defaulting Underwriters nor the Company shall make arrangements within the five business day period stated above for the purchase of all the Shares which the defaulting Underwriter or Underwriters agreed to purchase hereunder, this Agreement shall be terminated without further act or deed and without any liability on the part of the Company to any non-defaulting Underwriter and without any liability on the part of any non-defaulting Underwriter to the Company. Nothing in this paragraph, and no action taken hereunder, shall relieve any defaulting Underwriter from liability in respect of any default of such Underwriter under this Agreement.

               9.     Indemnity and Contribution.
                      --------------------------

               (a) Each of the Company and LLC, jointly and severally, agrees to indemnify, defend and hold harmless each Underwriter, its partners, directors and officers, and any person who controls any Underwriter within the meaning of
Section 15 of the Act or Section 20 of the Exchange Act, and the successors and assigns of all of the foregoing persons from and against any loss, damage, expense, liability or claim (including the reasonable cost of investigation) which, jointly or severally, any such Underwriter or any such person may incur under the Act, the Exchange Act, the common law or otherwise, insofar as such loss, damage, expense, liability or claim arises out of or is based upon (i) any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement (or in the Registration Statement as amended by any post-effective amendment thereof by the Company) or in a Prospectus (the term Prospectus for the purpose of this Section 9 being deemed to include any Preliminary Prospectus, the Prospectus and the Prospectus as amended or supplemented by the Company), or arises out of or is based upon any omission or alleged omission to state a material fact required to be stated in either such Registration Statement or Prospectus or necessary to make the statements made therein not misleading, except insofar as any such loss, damage, expense, liability or claim arises out of or is based upon any untrue statement or alleged untrue statement of a material fact contained in and in conformity with information furnished in writing by or on behalf of any Underwriter through you to the Company expressly for use with reference to such Underwriter in such Registration Statement or such Prospectus or arises out of or is based upon any omission or alleged omission to state a material fact in connection with such information required to be stated in such Registration Statement or such Prospectus or necessary to make such information not misleading or (ii) any untrue statement or alleged untrue statement made by the Company in Section 3 of this Agreement or (iii) any untrue statement or alleged untrue statement of any material fact contained in any audio or visual materials provided by the Company or based upon written information furnished by or on behalf of the Company including, without limitation, slides, videos, films, tape recordings, used in connection with the marketing of the Shares, or (iv) the Directed Share Program, provided that, the Company shall not be responsible for any loss, damage, expense, liability, or claim that is finally judicially determined to have resulted from the bad faith or gross negligence of the Underwriters in conducting the Directed Share Program.

               If any action, suit or proceeding (together, a "Proceeding") is brought against an Underwriter or any such person in respect of which indemnity may be sought against the Company or LLC pursuant to the foregoing paragraph, such Underwriter or such person shall promptly notify the Company in writing of the institution of such Proceeding and the Company or LLC shall assume the defense of such Proceeding, including the employment of counsel reasonably satisfactory to such indemnified party and payment of all fees and expenses; provided, however, that the omission to so notify the Company shall not relieve
--------  -------
the Company or LLC from any liability which the Company or LLC may have to any Underwriter or any such person or otherwise. Such Underwriter or such person shall have the right to employ its or their own counsel in any such case, but the fees and expenses of such counsel shall be at the expense of such Underwriter or of such person unless the employment of such counsel shall have been authorized in writing by the Company in connection with the defense of such Proceeding or the Company or LLC shall not have, within a reasonable period of time in light of the circumstances, employed counsel to defend such Proceeding or such indemnified party or parties shall have reasonably concluded that there may be defenses available to it or them which are different from, additional to or in conflict with those available to the Company or LLC (in which case the Company shall not have the right to direct the defense of such Proceeding on behalf of the indemnified party or parties), in any of which events such fees and expenses shall be borne by the Company and LLC and paid as incurred (it being understood, however, that the Company and LLC shall not be liable for the expenses of more than one separate counsel (in addition to any local counsel) in any one Proceeding or series of related Proceedings in the same jurisdiction representing the indemnified parties who are parties to such Proceeding). Neither the Company nor LLC shall be liable for any settlement of any Proceeding effected without the written consent of the Company or LLC but if settled with the written consent of the Company or LLC, the Company and LLC agree to indemnify and hold harmless any Underwriter and any such person from and against any loss or liability by reason of such settlement. Notwithstanding the foregoing sentence, if at any time an indemnified party shall have requested an indemnifying party to reimburse the indemnified party for fees and expenses of counsel as contemplated by the second sentence of this paragraph, then the indemnifying party agrees that it shall be liable for any settlement of any Proceeding effected without its written consent if (i) such settlement is entered into more than 60 business days after receipt by such indemnifying party of the aforesaid request, (ii) such indemnifying party shall not have reimbursed the indemnified party in accordance with such request prior to the date of such settlement and (iii) such indemnified party shall have given the indemnifying party at least 30 days' prior notice of its intention to settle. No indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement of any pending or threatened Proceeding in respect of which any indemnified party is or could have been a party and indemnity could have been sought hereunder by such indemnified party, unless such settlement includes an unconditional release of such indemnified party from all liability on claims that are the subject matter of such Proceeding and does not include an admission of fault, culpability or a failure to act, by or on behalf of such indemnified party.

               (b) In connection with the offer and sale of the Reserved Shares, each of the Company and LLC, jointly and severally, to pay WDR the full purchase price of all Reserved Shares which were subject to a properly confirmed agreement to purchase and for which any Directed Share Participant failed to pay therefor and accept delivery thereof.


               (c) Each Underwriter severally agrees to indemnify, defend and hold harmless the Company, LLC, their respective directors and officers, and any person who controls the Company or LLC within the meaning of Section 15 of the Act or Section 20 of the Exchange Act, and the successors and assigns of all of the foregoing persons from and against any loss, damage, expense, liability or claim (including the reasonable cost of investigation) which, jointly or severally, the Company, LLC or any such person may incur under the Act, the Exchange Act, the common law or otherwise, insofar as such loss, damage, expense, liability or claim arises out of or is based upon any untrue statement or alleged untrue statement of a material fact contained in and in conformity with information furnished in writing by or on behalf of such Underwriter through you to the Company expressly for use with reference to such Underwriter in the Registration Statement (or in the Registration Statement as amended by any post-effective amendment thereof by the Company) or in a Prospectus, or arises out of or is based upon any omission or alleged omission to state a material fact in connection with such information required to be stated in such Registration Statement or such Prospectus or necessary to make such information not misleading.

                If any Proceeding is brought against the Company, LLC or any such person in respect of which indemnity may be sought against any Underwriter pursuant to the foregoing paragraph, the Company, LLC or such person shall promptly notify such Underwriter in writing of the institution of such Proceeding and such Underwriter shall assume the defense of such Proceeding, including the employment of counsel reasonably satisfactory to such indemnified party and payment of all fees and expenses; provided,
                                                                  --------
     however, that the omission to so notify such Underwriter shall not relieve
     -------
     such Underwriter from any liability which such Underwriter may have to the Company, LLC or any such person or otherwise. The Company, LLC or such person shall have the right to employ its own counsel in any such case, but the fees and expenses of such counsel shall be at the expense of the Company, LLC or such person unless the employment of such counsel shall have been authorized in writing by such Underwriter in connection with the defense of such Proceeding or such Underwriter shall not have, within a reasonable period of time in light of the circumstances, employed counsel to have charge of the defense of such Proceeding or such indemnified party or parties shall have reasonably concluded that there may be defenses available to it or them which are different from or additional to or in conflict with those available to such Underwriter (in which case such Underwriter shall not have the right to direct the defense of such Proceeding on behalf of the indemnified party or parties, but such Underwriter may employ counsel and participate in the defense thereof but the fees and expenses of such counsel shall be at the expense of such Underwriter), in any of which events such fees and expenses shall be borne by such Underwriter and paid as incurred (it being understood, however, that such Underwriter shall not be liable for the expenses of more than one separate counsel (in addition to any local counsel) in any one Proceeding or series of related Proceedings in the same jurisdiction representing the indemnified parties who are parties to such Proceeding). No Underwriter shall be liable for any settlement of any such Proceeding effected without the written consent of such Underwriter but if settled with the written consent of such Underwriter, such Underwriter agrees to indemnify and hold harmless the Company, LLC and any such person from and against any loss or liability by reason of such settlement. Notwithstanding the foregoing sentence, if at any time an indemnified party shall have requested an indemnifying party to reimburse the indemnified party for fees and expenses of counsel as contemplated by the second sentence of this paragraph, then the indemnifying party agrees that it shall be liable for any settlement of any Proceeding effected without its written consent if (i) such settlement is entered into more than 60 business days after receipt by such indemnifying party of the aforesaid request, (ii) such indemnifying party shall not have reimbursed the indemnified party in accordance with such request prior to the date of such settlement and (iii) such indemnified party shall have given the indemnifying party at least 30 days' prior notice of its intention to settle. No indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement of any pending or threatened Proceeding in respect of which any indemnified party is or could have been a party and indemnity could have been sought hereunder by such indemnified party, unless such settlement includes an unconditional release of such indemnified party from all liability on claims that are the subject matter of such Proceeding.

               (d) If the indemnification provided for in this Section 9 is unavailable to an indemnified party under subsections (a) and (b) of this
     Section 9 in respect of any losses, damages, expenses, liabilities or claims referred to therein, then each applicable indemnifying party, in lieu of indemnifying such indemnified party, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, damages, expenses, liabilities or claims (i) in such proportion as is appropriate to reflect the relative benefits received by the Company on the one hand and the Underwriters on the other hand from the offering of the Shares or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Company and LLC on the one hand and of the Underwriters on the other in connection with the statements or omissions which resulted in such losses, damages, expenses, liabilities or claims, as well as any other relevant equitable considerations. The relative benefits received by the Company on the one hand and the Underwriters on the other shall be deemed to be in the same respective proportions as the total proceeds from the offering (net of underwriting discounts and commissions but before deducting expenses) received by the Company and the total underwriting discounts and commissions received by the Underwriters, bear to the aggregate public offering price of the Shares. The relative fault of the Company and LLC on the one hand and of the

     Underwriters on the other shall be determined by reference to, among other things, whether the untrue statement or alleged untrue statement of a material fact or omission or alleged omission relates to information supplied by the Company, LLC or by the Underwriters and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The amount paid or payable by a party as a result of the losses, damages, expenses, liabilities and claims referred to in this subsection shall be deemed to include any legal or other fees or expenses reasonably incurred by such party in connection with investigating, preparing to defend or defending any Proceeding.

               (e) The Company, LLC and the Underwriters agree that it would not be just and equitable if contribution pursuant to this Section 9 were determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation that does not take account of the equitable considerations referred to in subsection
     (c) above. Notwithstanding the provisions of this Section 9, no Underwriter shall be required to contribute any amount in excess of the amount by which the total price at which the Shares underwritten by such Underwriter and distributed to the public were offered to the public exceeds the amount of any damage which such Underwriter has otherwise been required to pay by reason of such untrue statement or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Underwriters' obligations to contribute pursuant to this Section 9 are several in proportion to their respective underwriting commitments and not joint.

               (f) The indemnity and contribution agreements contained in this Section 9 and the covenants, warranties and representations of the Company and LLC contained in this Agreement shall remain in full force and effect regardless of any investigation made by or on behalf of any Underwriter, its partners, directors or officers or any person (including each partner, officer or director of such person) who controls any Underwriter within the meaning of Section 15 of the Act or Section 20 of the Exchange Act, or by or on behalf of the Company, LLC, their respective directors or officers or any person who controls the Company or LLC within the meaning of Section 15 of the Act or Section 20 of the Exchange Act, and shall survive any termination of this Agreement or the issuance and delivery of the Shares. The Company, LLC and each Underwriter agree promptly to notify each other of the commencement of any Proceeding against it and, in the case of the Company or LLC, against any of the Company's or LLC's officers or directors in connection with the issuance and sale of the Shares, or in connection with the Registration Statement or Prospectus.

               10.    Notices. Except as otherwise herein provided, all
                      -------
     statements, requests, notices and agreements shall be in writing or by telegram and, if to the Underwriters, shall be sufficient in all respects if delivered or sent to Warburg Dillon Read LLC, 299 Park Avenue, New York, N.Y. 10171-0026, Attention: Syndicate Department and, if to the Company or LLC, shall be sufficient in all respects if delivered or sent to the Company at the offices of the Company at 2275 Research Boulevard, 7th Floor, Rockville, Maryland 20850, Attention: Michael Donovan, Chief Financial Officer.

               11.    Governing Law; Construction.  This Agreement and any
                      ---------------------------
     claim, counterclaim or dispute of any kind or nature whatsoever arising out of or in any way relating to this Agreement ("Claim"), directly or indirectly, shall be governed by, and construed in accordance with, the laws of the State of New York. The Section headings in this Agreement have been inserted as a matter of convenience of reference and are not a part of this Agreement.

               12.  Submission to Jurisdiction.  Except as set forth below, no
                    --------------------------
     Claim may be commenced, prosecuted or continued in any court other than the courts of the State of New York located in the City and County of New York or in the United States District Court for the Southern District of New York, which courts shall have jurisdiction over the adjudication of such matters, and the Company and LLC consent to the jurisdiction of such courts and personal service with respect thereto. The Company and LLC hereby consent to personal jurisdiction, service and venue in any court in which any Claim arising out of or in any way relating to this Agreement is brought by any third party against Warburg Dillon Read LLC or any indemnified party. Each of Warburg Dillon Read LLC and the Company and LLC (on their respective behalfs and, to the extent permitted by applicable law, on behalf of their respective stockholders and affiliates) waives all right to trial by jury in any action, proceeding or counterclaim (whether based upon contract, tort or otherwise) in any way arising out of or relating to this Agreement. The Company and LLC agree that a final judgment in any such action, proceeding or counterclaim brought in any such court shall be conclusive and binding upon the Company and LLC and may be enforced in any other courts in the jurisdiction of which the Company or LLC is or may be subject, by suit upon such judgment.

               13.    Parties at Interest.  The Agreement herein set forth has
                      -------------------
     been and is made solely for the benefit of the Underwriters, the Company and LLC and to the extent provided in Section 9 hereof the controlling persons, directors and officers referred to in such section, and their respective successors, assigns, heirs, personal representatives and executors and administrators. No other person, partnership, association or corporation (including a purchaser, as such purchaser, from any of the Underwriters) shall acquire or have any right under or by virtue of this Agreement.

               14.    Counterparts.  This Agreement may be signed by the parties
                      ------------
     in one or more counterparts which together shall constitute one and the same agreement among the parties.

               15.    Successors and Assigns.  This Agreement shall be binding
                      ----------------------
     upon the Underwriters, the Company and LLC and their successors and assigns and any successor or assign of any substantial portion of the Company's, LLC's and any of the Underwriters' respective businesses and/or assets.

               16.    Miscellaneous.  Warburg Dillon Read LLC, an indirect,
                      -------------
     wholly owned subsidiary of UBS AG, is not a bank and is separate from any affiliated bank, including any U.S. branch or agency of Warburg Dillon Read LLC. Because Warburg Dillon Read LLC is a separately incorporated entity, it is solely responsible for its own contractual obligations and commitments, including obligations with respect to sales and purchases of securities. Securities sold, offered or recommended by Warburg Dillon Read LLC are not deposits, are not insured by the Federal Deposit Insurance Corporation, are not guaranteed by a branch or agency, and are not otherwise an obligation or responsibility of a branch or agency.

               A lending affiliate of Warburg Dillon Read LLC may have lending relationships with issuers of securities underwritten or privately placed by Warburg Dillon Read LLC. To the extent required under the securities laws, prospectuses and other disclosure documents for securities underwritten or privately placed by Warburg Dillon Read LLC will disclose the existence of any such lending relationships and whether the proceeds of the issue will be used to repay debts owed to affiliates of Warburg Dillon Read LLC.

               If the foregoing correctly sets forth the understanding among the Company, LLC and the Underwriters, please so indicate in the space provided below for the purpose, whereupon this letter and your acceptance shall constitute a binding agreement among the Company, LLC and the Underwriters, severally.

                                             Very truly yours,

                                             HEALTHEXTRAS, INC.

                                             By:_____________________________
                                                Name:
                                                Title:




                                             HEALTHEXTRAS, LLC


                                             By:_____________________________
                                                Name:
                                                Title:

Accepted and agreed to as of the
 date first above written, on behalf of
 themselves and the other several Underwriters named in Schedule A

WARBURG DILLON READ LLC
PAINEWEBBER INCORPORATED
PRUDENTIAL SECURITIES INCORPORATED
SG COWEN SECURITIES CORPORATION

By:  WARBURG DILLON READ LLC


By:  __________________________
     Title:

By:  __________________________
     Title:

                                   SCHEDULE A

                                                                       Number of
Underwriter                                                          Firm Shares
-----------                                                          -----------
WARBURG DILLON READ LLC.......................................
PAINEWEBBER  INCORPORATED.....................................
PRUDENTIAL SECURITIES INCORPORATED............................
SG COWEN SECURITIES CORPORATION...............................







                                                                   ____________

                         Total................................       5,500,000
                                                                   ============


                           Form of Lockup Agreement
                           ------------------------

                                              ,1999


Warburg Dillon Read LLC
299 Park Avenue
New York, New York  10171

Ladies and Gentlemen:

          This letter is being delivered to you in connection with the proposed Underwriting Agreement (the "Underwriting Agreement"), between HealthExtras, Inc., a Delaware corporation (the "Company"), and Warburg Dillon Read LLC, PaineWebber Incorporated, Prudential Securities Incorporated and SG Cowen Corporation, as representatives of the several underwriters named therein, with respect to an underwritten public offering of Common Stock, $0.01 par value (the "Common Stock"), of the Company.

          In order to induce you to enter into the Underwriting Agreement, the undersigned will not, without the prior written consent of Warburg Dillon Read LLC, offer, sell, contract to sell, pledge or otherwise dispose of, or file (or participate in the filing of) a registration statement with the Securities and Exchange Commission in respect of, or establish or increase a put equivalent position or liquidate or decrease a call equivalent position within the meaning of Section 16 of the Securities Exchange Act of 1934, as amended, and the rules and regulations of the Securities and Exchange Commission promulgated thereunder with respect to, any shares of capital stock of the Company or any securities convertible into or exercisable or exchangeable for such capital stock, or publicly announce an intention to effect any such transaction, for a period of 180 days after the date of execution of the Underwriting Agreement.

          If for any reason the Underwriting Agreement shall be terminated prior to the Closing Date (as defined in the Underwriting Agreement), the agreement set forth above shall likewise be terminated.

                              Yours very truly,




                              -----------------------------------
                              Name:
                              Title:

                                       33